SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                             Current Report Pursuant

                          to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)         February 26, 2004
                                                 -------------------------------


                          CATALYST SEMICONDUCTOR, INC.
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           (Exact Name of the Registrant as Specified in Its Charter)


                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)


               0-21488                                    77-0083129
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        (Commission File Number)           (I.R.S. Employer Identification No.)


1250 Borregas Avenue, Sunnyvale, California               94089
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 (Address of Principal Executive Offices)              (Zip Code)


                                 (408) 542-1000
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              (Registrant's Telephone Number, Including Area Code)



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          (Former Name or Former Address, if Changed Since Last Report)

Item 7.  Financial Statements and Exhibits.

      (c)      Exhibits


   Exhibit                      Description
   -------                      -----------

     99.1 Press Release of Catalyst Semiconductor, Inc. dated February 26, 2004 announcing its financial results for the fiscal quarter ended January 31, 2004.


Item 12. Results of Operations and Financial Condition.


     On February 26, 2004, the Board of Directors of Catalyst Semiconductor, Inc. (the "Company") issued a press release announcing its fiscal results for its third fiscal quarter ended January 31, 2004. A copy of the press release is furnished as Exhibit 99.1 to this Form 8-K.

The information in the Form 8-K and the exhibit attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  February 26, 2004

                          CATALYST SEMICONDUCTOR, INC.


                          By:  /s/ Gelu Voicu
                              ----------------------------------------------
                               Gelu Voicu
                               President and Chief Executive Officer


                          By:  /s/ Thomas E. Gay III
                              ----------------------------------------------
                               Thomas E. Gay III
                               Vice President, Finance and Administration and Chief Financial Officer

                          CATALYST SEMICONDUCTOR, INC.

                                    FORM 8-K

                                INDEX TO EXHIBITS

    Exhibit                            Description
    -------                            -----------

      99.1 Press Release of Catalyst Semiconductor, Inc. dated February 26, 2004 announcing its financial results for the fiscal quarter ended January 31, 2004.